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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 24, 1998


            FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC.
             (Exact name of registrant as specified in its charter)


North Carolina                      333-3574                         56-1967773
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(State or other jurisdiction       (Commission                     (IRS Employer
of incorporation)                 File Number)               Identification No.)


                     Address of principal executive offices:

                             One First Union Center
                            301 South College Street
                               Charlotte, NC 28255



       Registrant's telephone number, including area code (704) 383-3624


                                 Not applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)


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Item 5.  Other Events.

         On or about July 30, 1998, the Registrant will cause the issuance and sale of approximately $478,463,913 initial principal amount of Mortgage Pass-Through Certificates, Series 1998-B (the "Certificates"), consisting of (i) Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 1A-6, Class 1A-7, Class 1A-8, Class 1A-9, Class 1A-10, Class 1A-11, Class 1A-12, Class 1A-PO, Class 1A-WIO, Class A-R, Class 1M, Class 1B-1 and Class 1B-2 (collectively, the "Group 1 Offered Certificates"), (ii) Class 1B-3, Class 1B-4 and Class 1B-5 (collectively with the Group 1 Offered Certificates, the "Group 1 Certificates"), (iii) Class 2A, Class 2M, Class 2B-1 and Class 2B-2 (the "Group 2 Offered Certificates") and (iv) Class 2B-3, Class 2B-4 and Class 2B-5 (collectively with the Group 2 Offered Certificates, the "Group 2 Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of July 1, 1998, among the Registrant, First Union National Bank, as seller, master servicer and trust administrator, and Norwest Bank Minnesota, National Association, as trustee and document custodian.

         In connection with the sale of the Group 1 Offered Certificates, the Registrant has been advised by First Union Capital Markets, a division of Wheat First Securities, Inc., and Salomon Brothers Inc (together, the "Group 1 Underwriters"), that the Group 1 Underwriters have furnished to prospective investors certain computational materials and structural terms sheets (together, the "Computational Materials for Group 1 Certificates") with respect to the Group 1 Offered Certificates following the effective date of Registration Statement No. 333-3574, which Computational Materials for Group 1 Certificates are being filed as exhibits to this report.

         In connection with the sale of the Group 2 Offered Certificates, the Registrant has been advised by First Union Capital Markets, a division of Wheat First Securities, Inc., and PaineWebber Incorporated (together, the "Group 2 Underwriters"), that the Group 2 Underwriters have furnished to prospective investors certain computational materials and structural terms sheets (together, the "Computational Materials for Group 2 Certificates") with respect to the Group 2 Offered Certificates following the effective date of Registration Statement No. 333-3574, which Computational Materials for Group 2 Certificates are being filed as exhibits to this report.

         The Group 1 Underwriters and the Group 2 Underwriters are collectively referred to herein as the "Underwriters." The Computational Materials for Group 1 Certificates and the Computational Materials for Group 2 Certificates are collectively referred to herein as the "Computational Materials."

         The Computational Materials have been provided to the Registrant by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the final Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriters, based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational


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 Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Offered Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Offered Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Offered Certificates.



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Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

                  99.1*    Computational Materials for Group 1 Certificates.

                  99.2*    Computational Materials for Group 2 Certificates.


         *In accordance with Rule 311 of Regulation S-T, this exhibit is being filed in paper under cover of Form SE.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FIRST UNION RESIDENTIAL
                                     SECURITIZATION TRANSACTIONS, INC.



                                   By:     /s/ Patrick J. Tadie
                                           -------------------------
                                   Name:   Patrick J. Tadie
                                           -------------------------
                                   Its:    Vice President
                                           -------------------------


Dated: July 24 , 1998


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            FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC.

                                  EXHIBIT INDEX


                                                                  Sequentially
Exhibit No              Exhibit Description                      Numbered Page
----------              -------------------                      -------------

     99.1*              Computational Materials
                        for Group 1 Certificates

     99.2*              Computational Materials
                        for Group 2 Certificates


         *In accordance with Rule 311 of Regulation S-T, this exhibit is being filed in paper under cover of Form SE.